UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2024

SKYX PLATFORMS CORP.

(Exact name of Registrant as Specified in its Charter)

Florida	001-41276	46-3645414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2855 W. McNab Road

Pompano Beach, Florida 33069

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (855) 759-7584

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	SKYX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item	1.01 Entry into a Material Definitive Agreement

On September 23, 2024, SKYX Platforms Corp. (the “Company”), through its wholly owned subsidiary, Belami, Inc. (“Belami”), entered into a $3.5 million secured revolving line of credit (the “line of credit”) with a commercial bank, Farmers & Merchants Bank of Central California (“Farmers”), increasing and renewing its previous revolving line of credit with Farmers. The line of credit bears interest at a variable rate per annum equal to The Wall Street Journal Prime Rate, subject to a floor of 7.5% and ceiling of the maximum rate allowed under applicable law, payable monthly, and matures September 5, 2025. The line of credit is subject to customary default and acceleration provisions and to certain financial covenants, including working capital in excess of $1.75 million and a debt service coverage ratio in excess of 1.25 to 1.00 (calculated as described in the business loan agreement governing the line of credit). In addition, the Company agreed to guarantee Belami’s obligations under the line of credit, pursuant to a commercial guaranty agreement.

The above descriptions of the line of credit and guaranty do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the agreements governing the line of credit and guaranty, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K (this “Current Report”) and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth under Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item	9.01 Financial Statements and Exhibits

Exhibit Number	Description
10.1	Business Loan Agreement (Asset Based), signed September 23, 2024, by and between Belami, Inc., as borrower, and Farmers & Merchants Bank of Central California, as lender.
10.2	Commercial Guaranty, signed September 23, 2024, by and among Belami, Inc., as borrower, SKYX Platforms Corp., as guarantor, and Farmers & Merchants Bank of Central California, as lender.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYX PLATFORMS CORP.

Date: September 24, 2024	By:	/s/ Leonard J. Sokolow
	Name:	Leonard J. Sokolow
	Title:	Co-Chief Executive Officer